Exhibit 10.3

STOCKHOLDERS AGREEMENT

This Stockholders Agreement (this “Agreement”) is made as of February 28, 2017, by and among Berry Petroleum Corporation, a Delaware corporation (the “Company”), and each of the Stockholders (as defined below) named on the signature pages hereto.

BACKGROUND

The Stockholders as of the date of this Agreement have received shares of Common Stock and Preferred Stock pursuant to the Amended Joint Chapter 11 Plan of Reorganization of Linn Acquisition Company, LLC and Berry Petroleum Company, LLC and certain of their subsidiaries and affiliates (the “Plan”) under Chapter 11 of Title 11 of the United States Code approved by the United States Bankruptcy Court for the Southern District of Texas.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants and provisions contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1. DEFINITIONS; RULES OF INTERPRETATION

Section 1.1 Definitions. As used herein, the terms below shall have the following meanings.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, or any Related Fund of any of the foregoing. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding the foregoing, in no event shall any Stockholder or any of its Affiliates be deemed to be an Affiliate of any other Stockholder solely by reason of such Stockholder’s control of the Company.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Benefit Street” means Benefit Street Partners.

“Board” means the Board of Directors of the Company.

“beneficial ownership” has the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

“Business Day” means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in the State of New York.

“Bylaws” means the Amended and Restated Bylaws of the Company as in effect on February 28, 2017, as may be amended, modified or amended and restated and in effect from time to time.

“Certificate of Designation” means the Certificate of Designation of Series A Convertible Preferred Stock of the Company, as may be amended, modified, supplemented or amended and restated and in effect from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as may be amended, modified, supplemented or amended and restated and in effect from time to time, including any certificates of correction or amendment thereto that are filed with the Secretary of State of the State of Delaware on February 28, 2017.

“Common Stock” means common stock of the Company, par value $0.001 per share.

“Company” has the meaning set forth in the preamble of this Agreement.

“DGCL” means the General Corporation Law of the State of Delaware.

“Director” means a member of the Board.

“Forfeited Seats” has the meaning set forth in clause (1) of the proviso to Section 2.1(c)(ii).

“Necessary Action” means, with respect to a specified result, all actions that are permitted by law and necessary or desirable to cause such result, including (i) nominating and causing to be nominated each Director to be nominated pursuant to Section 2.1 in the Company’s slate of nominees to the Stockholders for each election of Directors, (ii) attending meetings in person or by proxy for purposes of obtaining a quorum, (iii) voting or providing a written consent or proxy with respect to Shares, (iv) causing the adoption of Stockholders’ resolutions and amendments to the Organizational Documents, (v) executing agreements and instruments, (vi) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result, (vii) causing the election or removal of Directors, or the filling of Board vacancies, and (viii) causing any controlled Affiliates that beneficially own Shares to do the foregoing. “Necessary Action” also means, with respect to a specified result, all actions that are permitted by law and necessary or desirable to cause a contrary result not to occur, including voting or providing a written consent or proxy with respect to Shares (i) against any matter that is presented to Stockholders for a vote or consent that is inconsistent with the specified result or any of the terms of this Agreement, and (ii) to ensure that the Organizational Documents do not at any time conflict with the specified result or any of the terms of this Agreement.

“Oaktree” means Oaktree Capital Management.

“Organizational Documents” means the Certificate of Incorporation, the Bylaws and the Certificate of Designation, in each case as may be amended or amended and restated from time to time.

“Person” means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust, joint venture or other legal entity or group, or a governmental agency or political subdivision thereof.

“Plan” has the meaning set forth in the recitals to this Agreement.

“Plan Effective Date” has the meaning set forth in the Plan with respect to the term “Effective Date.”

“Preferred Stock” means Series A Convertible Preferred Stock of the Company

“Related Fund” means, with respect to any Person, a fund, pooled investment vehicle or managed account now or hereafter existing that is (i) controlled by one or more general partners or managing members, of such Person, or (ii) managed or advised by the same manager or advisor as such Person.

“Shares” means, collectively, all shares of Common Stock and Preferred Stock beneficially owned by the Stockholders and shall include all securities issued or issuable with respect thereto by way of a split, dividend, or other division of securities, or in connection with a combination of securities, conversion, exchange, replacement, recapitalization, merger, consolidation, or other reorganization or otherwise.

“Stockholder” means each Person (other than the Company) named on the signature pages to this Agreement.

“Stockholder Group” means the Stockholders collectively; provided, however, that any action or election permitted to be taken by the Stockholder Group shall be deemed taken if approved by members of the Stockholder Group beneficially owning a majority of the Shares beneficially owned by all members of the Stockholder Group.

Section 1.2 Rules of Interpretation.

(a) Generally. Unless the context otherwise clearly requires: (a) a term has the meaning assigned to it; (b) “or” is not exclusive; (c) wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter; (d) provisions apply to successive events and transactions; (e) all references in this Agreement to “including” shall be deemed to be followed by the phrase “without limitation”; (f) all references in this Agreement to designated “Articles,” “Sections,” “paragraphs,” “clauses” and other subdivisions are to the designated Articles, Sections, paragraphs, clauses and other subdivisions of this Agreement, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, clause or other subdivision; (g) any definition of or reference to any agreement, instrument, document, statute, rule or regulation herein shall be construed as referring to such agreement, instrument, document, statute, rule or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and (h) the word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other thing extends, and such word or phrase shall not merely mean “if.”

(b) Organizational Documents. If and to the extent that any provision of this Agreement conflicts with or is inconsistent with any provision of the Organizational Documents, then to the fullest extent permitted by law, such provision of this Agreement shall be controlling and, to the extent practicable, the conflicting or inconsistent provision of the Organizational Documents shall be construed in a manner consistent with such provision of this Agreement.

(c) Sophisticated Parties. This Agreement is among financially sophisticated and knowledgeable Persons and is entered into by such Persons in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the Person who prepared, or cause the preparation of, this Agreement or the relative bargaining power of such Persons. Subject to applicable law, wherever in this Agreement a Stockholder is empowered to take or make a decision, direction, consent, vote, determination, election, action or approval, such Stockholder is entitled to consider, favor and further such interests and factors as it desires, including its own interests, and has no duty or obligation to consider, favor or further any other interest of the Company, any subsidiary or any other Stockholder.

ARTICLE 2. BOARD OF DIRECTORS

Section 2.1 Election of Directors; Number and Composition of the Board.

(a) Board Size; Third Election; Generally. Each Stockholder and the Company hereby agrees to take all Necessary Action so as to:

(i) cause the Board to be constituted with five individuals during the term of this Agreement;

(ii) cause the third annual meeting of stockholders to not occur until, at the earliest, February 28, 2020 (the date of such third annual meeting, the “Third Election”); and

(iii) take or cause to be taken all such action as may be necessary to effect the provisions of this Section 2.1.

(b) Initial Board. The initial Board as of the Plan Effective Date shall consist of two vacancies and the three Directors identified below, and each Stockholder hereby consents to the election of each such Initial Directors, effective as of the Plan Effective Date:

Name of Director

Arthur Tremaine Smith
Brent Buckley
Kaj Vazales

(c) Subsequent Board Composition. Each of the Stockholders shall take all Necessary Action to cause the Board to be constituted as follows:

(i) Chief Executive Officer. The individual holding the office of Chief Executive Officer (or interim Chief Executive Officer) of the Company from time to time shall be elected as a Director (which individual is Arthur Tremaine Smith as of the date of this Agreement).

(ii) Stockholder Appointments. The following individuals shall be elected as a Director:

(A) for so long as Benefit Street beneficially owns any Shares, one individual appointed by Benefit Street (which individual is Brent Buckley as of the date of this Agreement);

(B) for so long as Oaktree beneficially owns any Shares, one individual appointed by Oaktree (which individual is Kaj Vazales as of the date of this Agreement); and

(C) for so long as the Stockholder Group beneficially owns any Shares, two individuals appointed by the Stockholder Group (which Board seats are vacant as of the date of this Agreement).

(iii) Remaining Directors. The remaining Directors not subject to rights of designation set forth above, if any, shall be elected in accordance with the Organizational Documents.

(d) Removal; Vacancies.

(i) Each Director shall hold office from the time of his or her appointment until his or her death, resignation or removal in accordance with the Organizational Documents; provided, however, that upon written notice to the Company, a Director appointed and elected pursuant to Section 2.1(c) may be removed by the Person entitled to appoint or elect such Director.

(ii) Vacancies on the Board shall be filled in accordance with the designation, nomination and election rights set forth in Section 2.1(c).

Section 2.2 Exculpation. The Company and the Stockholders agree that no Stockholder, nor any Affiliate of any Stockholder, shall have any liability as a result of designating any individual as a Director or proposing to nominate any individual for election as a Director, solely for any act or omission by such individual in his or her capacity as a Director, nor shall any Stockholder or any Affiliate of any Stockholder have any liability as a result of voting for any such individual in accordance with the provisions of this Agreement; provided, however, that this Section 2.2 shall not exculpate any Stockholder for any action taken or omitted to be taken by such Stockholder that is a breach or violation of this Agreement.

ARTICLE 3. MISCELLANEOUS

Section 3.1 Survival of Agreement; Term. This Agreement, and the Company’s and the Stockholders’ respective rights and obligations hereunder shall remain in effect until terminated (a) automatically upon the occurrence of the Third Election or (b) at any time by the written agreement of the Company and Stockholders owning at least a majority of the Shares then beneficially owned by all Stockholders; provided, however, that any termination pursuant to this Section 3.1(b) shall also require the written agreement of any Person that then has the right to appoint a Director pursuant to Section 2.1. This Agreement shall terminate automatically with respect to any Stockholder when such Stockholder ceases to beneficially own any Shares; provided, however, that this Article 3 shall survive any such termination with respect to such Stockholder and shall terminate as set forth in this Section 3.1.

Section 3.2 Notices. All notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been effectively given (a) when delivered by hand, facsimile or electronic transmission to the party to be notified, (b) one Business Day after deposit with a national overnight delivery service with next-business- day delivery guaranteed, (c) three Business Days after deposit in the United States mail postage prepaid by certified or registered mail return receipt requested, in each case addressed to the party to be notified at the addresses set forth below such party’s respective signature to this Agreement, or (d) when posted to an Intralinks or similar site to which all Stockholders have been offered access. Any party to this Agreement may change its address for purposes of notice hereunder by giving ten days’ written notice of such change to all other parties to this Agreement, in the manner provided in this Section 3.2.

Section 3.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

Section 3.4 Entire Agreement. This Agreement (together with the documents attached as exhibits hereto and any documents or agreements specifically contemplated hereby) supersedes all prior written and prior or contemporaneous oral discussions and agreements among any of the parties hereto with respect to the subject matter hereof and contains the entire understanding of the parties with respect to the subject matter hereof.

Section 3.5 Amendment. This Agreement shall not be amended, modified or supplemented, and no provision in this Agreement may be waived, except pursuant to a written instrument duly executed by or on behalf of the Company and Stockholders holding a majority of the then outstanding Shares; provided, however, that:

(a) if any such amendment, modification, supplement or waiver would reasonably be expected to disproportionately affect any Stockholder in any material respect, approval of each such Stockholder so affected shall be required;

(b) if any such amendment, modification, supplement or waiver would result in the reduction in the number of Directors a Person has the right to appoint pursuant to Section 2.1(c)(ii), such designating Person’s approval shall be required;

(c) if any such amendment, modification, supplement or waiver is to Section 2.1(c)(iv), the approval of the holders of a majority of the outstanding voting capital stock of the Company shall be required;

(d) if any such amendment or waiver is to Section 3.1, the approval of the Company and Stockholders holding at least a majority of the Shares then beneficially owned by all Stockholders shall be required, in addition to the approval of any Person that then has the right to appoint a Director pursuant to Section 2.1.

Section 3.6 Third-Party Beneficiary. This Agreement is intended solely for the benefit of each of the parties hereto and their respective successors and permitted assigns, and this Agreement shall not confer any rights upon any other Person, except as provided in Section 2.2.

Section 3.7 Counterparts. This Agreement may be signed in any number of counterparts, any of which may be delivered via facsimile, portable document format (PDF), or other forms of electronic delivery, each of which shall be deemed an original, and all of which are deemed to be one and the same agreement binding upon the Company and each of the Stockholders.

Section 3.8 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 3.9 Governing Law; Consent to Jurisdiction and Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles or any other principle that results in the application of the law of any other jurisdiction. Each party hereby submits to the exclusive jurisdiction of the United States District Court in the Southern District of New York or any New York State Court, and any judicial proceeding brought against any of the parties on any dispute arising out of this Agreement or any matter related hereto shall be brought in such courts. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party hereby consents to process being served in any such proceeding by the mailing of a copy thereof by registered or certified mail, postage prepaid, to the address below such party’s respective signature to this Agreement, or in any other manner permitted by law. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.

Section 3.10 Injunctive Relief. The parties to this Agreement hereby agree and acknowledge that it will be impossible to measure the monetary damages that would be suffered if any party to this Agreement fails to comply with any of the obligations imposed on it by this Agreement, and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Accordingly, each of the parties to this Agreement shall be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law, and no posting of bond or surety shall be required in connection with such action. Each of the parties to this Agreement hereby waives, and causes its respective representatives to waive, any requirement for the securing or posting of any bond in connection with any action brought for injunctive relief hereunder.

Section 3.11 Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

Section 3.12 Recapitalization and Similar Events. In the event that any shares of capital stock or other securities are issued in respect of, in exchange for, or in substitution of, Common Stock or Preferred Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to Stockholders or combination of shares of Common Stock or Preferred Stock or any other change in the Company’s capital structure, appropriate adjustments shall be made to the provisions of this Agreement, as determined in good faith by the Board, so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

Section 3.13 No Other Voting Agreements. Except as specifically contemplated hereby, no Stockholder shall (a) grant any proxy or enter into or agree to be bound by any voting trust with respect to any Shares or (b) enter into any stockholder agreement or arrangement of any kind with any Person with respect to Shares that is, in the case of either clause (a) or (b), in violation of the provisions of this Agreement (irrespective of whether such agreement or arrangement is with one or more other Stockholders), including, but not limited to, agreements or arrangements with respect to the acquisition, disposition, pledge or voting of Shares, nor shall any Stockholder act, for any reason, as a member of a group or in concert with any other Person (other than an Affiliate of such Stockholder) in connection with the acquisition, disposition or voting of Shares in any manner that is in violation of the provisions of this Agreement. Nothing in this Section 3.13 is intended to restrict any Stockholder from entering into any agreement or arrangement with respect to its Shares (with any other Stockholder or otherwise) that is not in violation of the provisions of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have hereunto set their respective hands as of the date and year first written above.

BERRY PETROLEUM CORPORATION

By:	/s/ Arthur T. Smith
Name:	Arthur T. Smith
Title:	Chief Executive Officer

Address for Notices:

Berry Petroleum Corporation
5201 Truxtun Avenue, Suite 100
Bakersfield, CA 93309
Attention: Steven B. Wilson
Email: sbw@bry.com
Fax: 661-616-3890
Telephone: 661-616-3890

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

BENEFIT STREET PARTNERS, L.L.C.

By:	/s/ Brent Buckley
Name:	Brent Buckley
Title:

Address for Notices:

Address – Line 1

Address – Line 2

Address – Line 3

Attention

Email

Facsimile

Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

OAKTREE CAPITAL MANAGEMENT, L.P., as agent and on behalf of certain investment funds and accounts (or an entity owned by such funds and accounts) managed by its subsidiaries and/or affiliates

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Kaj Vazales
Name:	Kaj Vazales
Title:	Managing Director

Address for Notices:

333 S. Grand Ave., 20th Floor
Address – Line 1

Los Angeles, CA 90071
Address – Line 2

Address – Line 3

Kaj Vazales
Attention

kvazales@oaktreecapital.com
Email

213-030-6495
Facsimile

213-030-6450
Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

CVI AA LUX SECURITIES SARL

By:	CarVal Investors, LLC,
Its Attorney-in-Fact

By:	/s/ Jeremiah E. Keefe
Name: Jeremiah E. Keefe
Title: Authorized Signer

Address for Notices:

CarVal Investors, LLC
Address – Line 1

1095 Avenue of the Americas, 32nd Floor
Address – Line 2

New York, NY 10036
Address – Line 3

Jeremiah Keefe
Attention

Jerry.Keefe@Carval.com
Email

212-302-9453
Facsimile

212-457-0155
Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

CVI CVF III LUX SECURITIES SARL

By:	CarVal Investors, LLC,
Its Attorney-in-Fact

By:	/s/ Jeremiah E. Keefe
Name: Jeremiah E. Keefe
Title: Authorized Signer

Address for Notices:

CarVal Investors, LLC
Address – Line 1

1095 Avenue of the Americas, 32nd Floor
Address – Line 2

New York, NY 10036
Address – Line 3

Jeremiah Keefe
Attention

Jerry.Keefe@Carval.com
Email

212-302-9453
Facsimile

212-457-0155
Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

CARVAL GCF LUX SECURITIES SARL

By:	CarVal Investors, LLC,
Its Attorney-in-Fact

By:	/s/ Jeremiah E. Keefe
Name: Jeremiah E. Keefe
Title: Authorized Signer

Address for Notices:

CarVal Investors, LLC
Address – Line 1

1095 Avenue of the Americas, 32nd Floor
Address – Line 2

New York, NY 10036
Address – Line 3

Jeremiah Keefe
Attention

Jerry.Keefe@Carval.com
Email

212-302-9453
Facsimile

212-457-0155
Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

CVIC LUX SECURITIES TRADING SARL

By:	CarVal Investors, LLC,
Its Attorney-in-Fact

By:	/s/ Jeremiah E. Keefe
Name: Jeremiah E. Keefe
Title: Authorized Signer

Address for Notices:

CarVal Investors, LLC
Address – Line 1

1095 Avenue of the Americas, 32nd Floor
Address – Line 2

New York, NY 10036
Address – Line 3

Jeremiah Keefe
Attention

Jerry.Keefe@Carval.com
Email

212-302-9453
Facsimile

212-457-0155
Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

MARATHON ASSET MANAGEMENT LP, by and on behalf of certain of its and its affiliates’ managed funds and/or accounts

By:	/s/ Peter Coppa
Name: Peter Coppa
Title: Authorized Signatory

Address for Notices:

One Bryant Park
Address – Line 1

38th Floor
Address – Line 2

New York, NY 10036
Address – Line 3

Rajul Aggarwal
Attention

raggarwal@marthonfund.com
Email

212-205-8830
Facsimile

212-500-3028
Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

GOLDMAN SACHS ASSET MANAGEMENT, L.P., on behalf of certain of its funds and accounts

By:	/s/ Ken Topping
Name: Ken Topping
Title: Managing Director

Address for Notices:

Address – Line 1

Address – Line 2

Address – Line 3

Attention

Email

Facsimile

Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

MATLINPATTERSON GLOBAL OPPORTUNITIES MASTER FUND L.P.

By: MATLINPATTERSON GLOBAL ADVISERS LLC AS ADVISOR FOR MATLINPATTERSON GLOBAL OPPORTUNITIES MASTER FUND L.P.

By:	/s/ Michael Lipsky
Name: Michael Lipsky
Title: Senior Portfolio Manager

Address for Notices:

520 Madison Ave., 25th Floor
Address – Line 1

New York, NY 10022
Address – Line 2

Address – Line 3

Patrick Mulhern
Attention

ops@matlinpatterson.com
Email

212-651-4011
Facsimile

212-651-4270
Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

WESTERN ASSET MANAGEMENT COMPANY, as agent and investment manager for certain of its clients and/or managed funds

By:	/s/ Adam Wright
Name: Adam Wright
Title: Manager U.S. Legal Affairs

Address for Notices:

385 E. Colorado Blvd.
Address – Line 1

Pasadena, CA 91101
Address – Line 2

Address – Line 3

Legal Department
Attention

awright@westernasset.com
Email

626-844-9451
Facsimile

626-817-5181
Telephone

[Signature Page to Stockholders Agreement]

STOCKHOLDER:

CI INVESTMENTS INC., as manager on behalf of certain investment funds managed by it

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP – Portfolio Manager

By:	/s/ Darren Arrowsmith
Name: Brad Benson
Title: Vice President – Portfolio Management

Address for Notices:

Address – Line 1

Address – Line 2

Address – Line 3

Attention

Email

Facsimile

Telephone

[Signature Page to Stockholders Agreement]